Exhibit 10.4

      THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS COVERING THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACTS.


                               NUWAY MEDICAL, INC.


                        WARRANT TO PURCHASE COMMON STOCK

                              Issued: July 29, 2005

WARRANT NO. AG-II


      THIS CERTIFIES THAT, for value received, AUGUSTINE II, LLC, a limited liability company formed under the laws of the State of Delaware (the "Holder"), is entitled to subscribe for and purchase from NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware (the "Company"), commencing at the time periods prescribed herein and ending at 5:00 p.m. Chicago, Illinois time on the fifth (5th) calendar anniversary of the date hereof, 8,000,000 shares (the "Shares") of common stock, par value, $0.00067, of the Company (the "Common Stock"). The exercise price for each Share subject to this Warrant (the "Warrant Price") is equal to $0.005. The number of Shares and the Warrant Price are subject to adjustment from time to time as provided in
Section 5 of this Warrant, subject in all cases to the Restricted Ownership Percentage as provided in Section 1 of this Warrant.

      This Warrant is issued in connection with and as consideration for the extension of the Second Amended and Restated Convertible Term Note dated the date hereof and issued by the Company in favor of the Holder, which Term Note has been issued pursuant to that certain Amendment Number 2 to Term Loan Agreement dated the date hereof between the Company and the Holder.

      1. Method of Exercise; Payment; Issuance of New Warrant. The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, subject to the limitation set forth below, and from time to time, by (i) the surrender of this Warrant (with a notice of exercise in the form attached hereto as Exhibit A, duly executed) at the principal office of the Company and
(ii) the payment to the Company, by check or wire transfer of funds to an account specified in writing by the Company, of an amount equal to the aggregate Warrant Price (provided, however, this clause (ii) shall not be applicable if the Holder is making a cashless exercise pursuant to Section 2 of this Warrant). The Shares so purchased, representing the aggregate number of shares specified in the executed Exhibit A, shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise and, unless a cashless exercise is being made in accordance with Section 2 of this Warrant, accompanied by the amount equal to the aggregate Warrant Price, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder.

            Notwithstanding anything else herein to the contrary, the Holder shall not have the right, and the Company shall not have the obligation, to exercise all or any portion of this Warrant if and to the extent that the issuance to the Holder of shares of Common Stock upon such exercise would result in the total number of shares of Common Stock deemed beneficially owned by the Holder (together with all shares of Common Stock deemed beneficially owned by any of the Holder's affiliates that would be aggregated for purposes of determining a group under Section 13(d) of the Exchange Act) exceeding, when issued, 4.9% of the total issued and outstanding shares of the Company's Common Stock (the "Restricted Ownership Percentage"); provided, however, that (i) Holder shall have the right at any time and from time to time to increase or decrease its Restricted Ownership Percentage and otherwise waive in whole or in part the restrictions of this paragraph immediately upon written notice to the Company, and (ii) Holder can make subsequent adjustments pursuant to the preceding clause (i) any number of times, and provided further that nothing in the foregoing shall prevent the partial exercise of the Warrant for such number of shares of Common Stock as do not exceed the Restricted Ownership Percentage.

      If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such Shares, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant which shall then be returned to Holder.

      2. Exercise. The Holder shall pay the Warrant Price to the Company for each Warrant that it exercises if as of the Term Loan Maturity Date (a) the registration statement to be filed by the Company with the Securities and Exchange Commission (the "SEC") to register the Holder's re-sale of the Common Stock underlying the Warrant has been declared effective by the SEC; (b) the closing bid price of the Common Stock of the Company as published in Bloomberg for each trading day within the thirty calendar days prior to the Term Loan Maturity Date has equaled or exceeded $0.60 per share; and (c) the volume of trading of the Common Stock of the Company as published in Bloomberg for each trading day within the thirty calendar days prior to the Term Loan Maturity Date has equaled or exceeded 100,000 shares. If all of such conditions are not fully satisfied by the Term Loan Maturity Date, then in lieu of exercising this Warrant by payment in cash or check, the Holder may elect to pay the Warrant Price by reducing the number of Shares issuable upon exercise of this Warrant in accordance with the following formula:


                                    X =Y(A-B)
                                    --------
                                        A

Where:      X  =  the number of Shares to be issued to the Holder.

            Y  =  the number of Shares requested to be exercised under this
                  Warrant.

            A  =  the Fair Market Value of one (1) Share of Common Stock as of
                  the date such Warrant is exercised.

            B  =  the Warrant Price.

"Fair Market Value" of the Company's Common Stock means the average of the closing bid prices of the Common Stock as published in Bloomberg for the ten trading days prior to the date of determination of fair market value.

      3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof; provided, however, that the Company shall not be required to pay any transfer taxes with respect to the issue of shares in any name other than that of the registered holder hereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall at all times take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such Common Stock as duly and validly issued, fully paid and nonassessable shares upon exercise in full of this Warrant.

      4. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Fair Market Value of such Shares.

      5. Adjustment. This Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof effect a subdivision of the outstanding Common Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the date hereof combine the outstanding Common Stock, the Warrant Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price shall be decreased as of the time of such issuance, by multiplying the Warrant Price by a fraction:

      (x) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance; and

      (y) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

            (c) Adjustment of Number of Shares. Upon each adjustment of the Warrant Price pursuant to either Section 5(a) or 5(b) of this Warrant, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of the Warrant by the Warrant Price in effect prior to such adjustment and dividing the product so obtained by the new Warrant Price.

            (d) Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the exercise of this Warrant are changed into the same or different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination provided for in Section 5(a) above, a dividend or distribution provided for in Section 5(b) above, or a reorganization, merger, consolidation or sale of assets, provided for in Section 5(e) below), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change.

            (e) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination provided for in Section 5(a) above, a dividend or distribution provided for in Section 5(b) above, or a reclassification or exchange of shares provided for in Section 5(d) above) or a merger or consolidation of the Company with or into another entity, or a sale of all or substantially all of the Company's properties and assets to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities, money or property of the Company, or of the successor entity resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. The Company shall not effect any reorganization, merger, consolidation or sale unless prior to the consummation thereof each entity or person (other than the Company) that may be required to deliver any cash, securities or other property upon the exercise of this Warrant shall assume, by written instrument delivered to the Holder, the obligation to deliver to the Holder such cash, securities or other property as in accordance with the foregoing provisions the Holder may be entitled to receive. The foregoing provisions of this Section 5(e) shall similarly apply to successive reorganizations, mergers, consolidations and sales.

            (f) Adjustment of Warrant Price for Matching Purposes. In the event that the Company shall issue Common Stock or rights, warrants, options or convertible or exchangeable securities entitling the holder thereof to subscribe for or purchase, convert or exercise into or exchange for Common Stock, in any such case at a price (the "Dilutive Strike Price") per share less than $0.035 ("Dilutive Securities"), then the Warrant Price in effect immediately prior to such earliest date shall be adjusted so that the Warrant Price shall equal the price determined by multiplying the Warrant Price in effect immediately prior to such earliest date by the fraction:

      (i) whose numerator shall be the number of shares of Common Stock outstanding on such date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the then applicable Warrant Price (such amount, with respect to any such Dilutive Securities determined by multiplying the total number of shares subject thereto by the Dilutive Strike Price and dividing the product so obtained by the then applicable Warrant Price), and

      (ii) whose denominator shall be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock to be issued or distributed or receivable upon exercise of any such Dilutive Securities.

Such adjustment shall be made successively whenever any such Dilutive Securities are issued or distributed. In determining whether any Dilutive Securities entitle the holders to subscribe for or purchase shares of Common Stock at less than $0.035, and in determining the aggregate offering price of shares of Common Stock so issued or distributed, there shall be taken into account any consideration received by the Company for such Dilutive Securities. If any Dilutive Securities to purchase or acquire Common Stock, the issuance of which resulted in an adjustment in the Warrant Price pursuant to this Section 5(f) shall expire and shall not have been exercised, the Warrant Price shall immediately upon such expiration be recomputed to the Warrant Price which would have been in effect had the adjustment of the Warrant Price made upon the issuance of such Dilutive Securities been made on the basis of offering for subscription, purchase or issuance, as the case may be, only of that number of shares of Common Stock actually purchased or issued upon the actual exercise of such Dilutive Securities.

            (g) Exceptions to Adjustment. Notwithstanding the provisions of
Section 5(f):

                  (i) No adjustment in the Warrant Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Warrant Price then in effect; provided, however, that any adjustments that by reason of this subparagraph (g)(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subparagraph shall be made to the nearest cent or nearest 1/100th of a share.

                  (ii) Upon the sale or issuance of any Dilutive Securities as compensation to officers, directors, employees or consultants of the Company other than pursuant to compensation or incentive plans existing as of the date of this Warrant, then the Warrant Price shall be automatically adjusted, for an equivalent number of Shares equal to all such compensatory Dilutive Securities, to be equal to the lowest Dilutive Strike Price of all such compensatory Dilutive Securities. By way of illustration, if compensatory Dilutive Securities to purchase 1,000 shares of Common Stock are issued to various persons at Strike Prices of $0.01, $.02 and $0.025, this Warrant shall be adjusted so as to provide the Holder with the right to purchase 1,000 shares of Common Stock at $0.01 per share.

                  (iii) Upon the sale or issuance of any Dilutive Securities in connection with capital investment into the Company, or debt financings or refinancings, then the Warrant Price shall be automatically adjusted to be equal to the lowest Dilutive Strike Price of all such Dilutive Securities. The parties intend that any Dilutive Securities sold or issued to placement agents, finders, brokers, underwriters and the like as compensation for their assistance with respect to any such transaction are intended to be governed by this provisions of this subparagraph (g)(iii) rather than the provisions of subparagraph 5(g)(ii).

                  (iv) Notwithstanding anything to the contrary set forth in this Section 5(f), no adjustment shall be made to the Warrant Price upon the issuance of Common Stock upon the conversion or exercise of the options, warrants or rights of the Company outstanding as of the date hereof.

            (h) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Company.

            (i) Notice of Adjustments. Whenever this Warrant shall be adjusted pursuant to this Section 5, the Company shall make a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the new Warrant Price and the type or the number of Shares purchasable after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

      6. The Company's Obligation to Make Payments.

            (a) Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue a dividend or other distribution, whether payable in cash, securities or other property of the Company, with respect to any of its capital stock for which an adjustment is not made pursuant to Section 5 of this Warrant, then and in each such event, the Company shall concurrently make a cash payment to the Holder equal to the product of (i) the quotient obtained by dividing (x) the amount of cash plus the fair value of any property or securities distributed by (y) the number of shares of Common Stock outstanding on the record date for such dividend or distribution and (ii) the number of Shares on such record date.

            (b) Redemption of Capital Stock. In the event the Company at any time or from time to time after the date hereof shall repurchase or redeem any of its capital stock or any rights, including without limitation, options, warrants or other convertible or exchangeable securities, to acquire such capital stock, then and in each such event, the Company shall concurrently make a cash payment to the Holder equal to the product of (i) the quotient obtained by dividing (x) the aggregate amount of cash and the aggregate fair value of any property paid out by the Company in connection with any such repurchase or redemption by (y) the number of shares of Common Stock outstanding on a fully diluted basis immediately after such repurchase or redemption and (2) the number of Shares.

      7. Notice of Record Date. In the event:

            (1) that the Company declares a dividend (or any other distribution) on any of its capital stock (including without limitation, its Common Stock);

            (2) that the Company repurchases or redeems any of its capital stock (including without limitation, its Common Stock) or any rights to acquire such capital stock;

            (3) that the Company subdivides or combines its outstanding shares of Common Stock;

            (4) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange of the Company into or with another entity, or of the sale of all or substantially all of the assets of the Company;

            (5) of the involuntary or voluntary dissolution, liquidation or winding up of the Company; or

            (6) of any offer of its Common Stock or any rights to acquire such Common Stock for consideration paid per share of Common Stock less than the Warrant Price then in effect.

then the Company shall notify the Holder at least 30 days prior to the date specified in (A), (B) or (C) below, in writing stating:

            (A) the record date of such dividend, distribution, repurchase, redemption, subdivision or combination, or, if a record is not to be taken, the date as to which the holders of Common Stock of record to be entitled to such dividend, distribution, repurchase, redemption, subdivision or combination are to be determined;

            (B) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up; or

            (C) the date on which such offering of its Common Stock or any rights to acquire such Common Stock for consideration paid per share of Common Stock less than the Warrant Price is expected to become consummated.

      8. Compliance with Securities Act; Disposition of Warrant or Common Stock.

            (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). All Shares issued upon exercise of this Warrant (unless registered under the Act or sold or transferred pursuant to Rule 144 promulgated under the Act) shall be stamped or imprinted with a legend in substantially the following form:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACTS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS COVERING THIS SECURITY OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACTS."

            (b) Disposition of Warrant or Shares. Subject to the terms and conditions of this Warrant and applicable securities laws, this Warrant and the rights represented by this Warrant may be transferred, assigned or pledged, in whole or in part with prior written notice to the Company. Any transfer shall be accompanied by the Notice of Transfer form attached hereto as Exhibit B.

      9. Rights as Shareholders. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      10. Representations and Warranties. The Company represents and warrants to the Holder as follows:

            (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

            (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

            (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Articles of Incorporation;

            (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person; and

            (e) Capitalization. As of the date of this Warrant the capitalization of the Company is as follows:

            (i) Common Stock. A total of 100,000,000 authorized shares of Common Stock, of which approximately 55,000,000 shares were issued and outstanding. All of such outstanding shares are validly issued, fully paid and non-assessable. No shares of the Common Stock are held in the Company's treasury.

            (ii) Preferred Stock. A total of 25,000,000 authorized shares of Preferred Stock, of which 559,322 shares were issued and outstanding.

            (iii) Options, Warrants, Reserved Shares. Except as disclosed in the Form 10-KSB for the period ended December 31, 2004 filed by the Company, and any subsequent reports filed with the SEC, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. No shares of the Company's outstanding capital stock, or stock issuable upon exercise, conversion or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement, commitment or other obligation of the Company.

      11. Registration Rights. If the Company proposes to file any registration statement under the Act (other than Form S-8), with respect to an offering of any equity securities, then the Company shall give the Holder written notice of such proposed filing as soon as practicable (but in no event less than thirty
(30) days before the anticipated initial filing date of such registration statement), and such notice shall offer the Holder the opportunity to register such number of Shares as the Holder shall request (the "Piggyback Shares"). The Company shall bear all costs of registering the Piggyback Shares, except for underwriting discounts or commissions if the registration statement relates to an underwritten offering. Any registration rights granted by this paragraph expire when shares issued pursuant to this Warrant Agreement are eligible for sale under Rule 144(k) of the Securities Act of 1933.

      12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      13. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the applicable party at its address specified opposite its signature below, or at such other address as shall be designated by such party in a written notice to the other. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

      14. Descriptive Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      15. Governing Law. THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

      16. Binding Effect on Successors. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise, and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

      17. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      18. Lost Warrants or Stock Certificates. The Company covenants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.



                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by its duly authorized officer on the day and year first above written.

                                    NUWAY MEDICAL, INC.


                                       By:     /s/ Dennis Calvert
                                       Name:   Dennis Calvert, President


                                       Address:  2603 Main Street, Suite 1150
                                                 Irvine, California 92614
                                                 Attention: Dennis Calvert
                                                 Facsimile: 949 666-7297



ACKNOWLEDGED AND ACCEPTED:

AUGUSTINE II, LLC

    By:     AUGUSTINE CAPITAL
      MANAGEMENT, L.L.C., its manager


      By:  /s/Thomas F. Duszynski
         ---------------------------
            Thomas F. Duszynski
            Member and Authorized Officer

Address:    141 West Jackson Boulevard, Suite 2182
            Chicago, Illinois 60604
            Attention:  John T. Porter
            Facsimile:  (312) 427-5396

                                    EXHIBIT A

                               NOTICE OF EXERCISE


TO:   NUWAY MEDICAL, INC.

      (1) The undersigned hereby elects to purchase __________ shares of Common Stock of NUWAY MEDICAL, INC. pursuant to the terms of the attached Warrant, and, unless such Warrant allows the exercise to be "cashless," tenders herewith payment of the Warrant Price for such shares in full.

      (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                             ---------------------------------
                                                      (Name)


                                             ---------------------------------
                                                      (Name)

      (3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                             ---------------------------------
                                                      (Name)

                                             ---------------------------------
                                                      (Address)


                                             ---------------------------------
                                                      (Signature)

                                             ---------------------------------
                                                      (Date)

                                    EXHIBIT B

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________________________ the right represented by the attached Warrant to purchase __________ shares of the Common Stock of NUWAY MEDICAL, INC., to which the attached Warrant relates, and appoints _____________________ as Attorney to transfer such right on the books of NUWAY MEDICAL, INC., with full power of substitution in the premises.

      Dated:
            ------------------------

                                        ---------------------------------------
                                        (Signature must conform in all respects
                                        to the name of the Holder as specified
                                        on the face of the Warrant)

                                        ---------------------------------------

                                        ---------------------------------------
                                                      (Address)


Signed in the presence of:
                          ----------------------------